1 A Diversified Holding Company www.starequity.com Creating Shareholder Value through Organic Growth, Acquisitions, and Share Repurchases February 2026 Common Stock (Nasdaq: STRR) Series A 10% Preferred Stock (Nasdaq: STRRP) 2 This presentation contains statements that Star Equity Holdings, Inc. (“the Company”) believes to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this presentation, including statements regarding the Company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe,” and similar words, expressions, and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties, and assumptions, including industry and economic conditions that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties, and assumptions include, but are not limited to, (1) global economic fluctuations, (2) the Company’s ability to successfully achieve its strategic initiatives, (3) risks related to potential acquisitions or dispositions of businesses by the Company, (4) risks related to the market price of the Company’s common stock relative to the value paid pursuant to the Merger Agreement, (5) unexpected costs, charges or expenses resulting from the Merger, (6) potential adverse reactions or changes to business relationships resulting from the completion of the Merger, (7) risks related to the inability of the combined company to successfully operate as a combined business, (8) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results, (9) risks related to fluctuations in the Company’s operating results from quarter to quarter due to various factors such as rising inflationary pressures and interest rates, (10) the loss of or material reduction in our business with any of the Company’s largest customers, (11) the ability of clients to terminate their relationship with the Company at any time, (12) competition in the Company’s markets, (13) the negative cash flows and operating losses that may recur in the future, (14) risks relating to how future credit facilities may affect or restrict our operating flexibility, (15) risks associated with the Company’s investment strategy, (16) risks related to international operations, including foreign currency fluctuations, political events, trade wars, natural disasters or health crises, including the Russia-Ukraine war, and potential conflict in the Middle East, (17) the Company’s dependence on key management personnel, (18) the Company’s ability to attract and retain highly skilled professionals, management, and advisors, (19) the Company’s ability to collect accounts receivable, (20) the Company’s ability to maintain costs at an acceptable level, (21) the Company’s heavy reliance on information systems and the impact of potentially losing or failing to develop technology, (22) risks related to providing uninterrupted service to clients, (23) the Company’s exposure to employment-related claims from clients, employers and regulatory authorities, current and former employees in connection with the Company’s business reorganization initiatives, and limits on related insurance coverage, (24) the Company’s ability to utilize net operating loss carryforwards, (25) volatility of the Company’s stock price, (26) the impact of government regulations and deregulation efforts, (27) restrictions imposed by blocking arrangements, (28) risks related to the use of new and evolving technologies, (29) the adverse impacts of cybersecurity threats and attacks, (30) risks associated with our real estate ownership, (31) risks associated with the costs and availability of supplies and materials due to trade tariffs or other factors affecting the commodities and materials we use in our business, (32) risks associated with liability claims and disputes, (33) risks associated with restrictions on our operations caused by our indebtedness, (34) risks associated with the shutdown of the U.S. federal government, (35) risks associated with changes in tax laws or relations, and (36) those risks set forth in “Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.” The foregoing list should not be construed to be exhaustive. Actual results could differ materially from the forward-looking statements contained in this presentation. In view of these uncertainties, you should not place undue reliance on any forward-looking statements, which are based on our current expectations. These forward-looking statements speak only as of the date of this presentation. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-Looking Statements Who We Are www.starequity.com ➢ Who We Are How We Got Here Where We Are Going How We Are Going to Get There 4 Star Equity Holdings is a diversified holding company with four divisions (1): Investments Investments Future Segments To be established with the potential acquisition of new verticals Business Services Building Solutions Building Solutions Business Services i i + Future bolt-on acquisitions + Future bolt-on acquisitions Star’s Current Business Divisions Other Investments Business Services Business Services Real Estate Assets Investments + Future bolt-on acquisitions Energy Services (1) On August 22, 2025, the Company completed its previously announced acquisition of Star Operating Companies, Inc. (“Star Operating”, formerly known as Star Equity Holdings, Inc.), pursuant to the Agreement and Plan of Merger, dated as of May 21, 2025 (the “Merger Agreement”), by and among the Company, Star Operating and HSON Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”). Upon the terms and subject to the conditions of the Merger Agreement, on August 22, 2025, at the effective time of the merger pursuant to the Merger Agreement (the “Merger”), Merger Sub merged with and into Star Operating, with Star Operating continuing as the surviving corporation of the Merger as a wholly owned subsidiary of the Company. Effective September 5, 2025, the Company changed (i) its name to Star Equity Holdings, Inc. and (ii) its trading symbol on Nasdaq to STRR and STRRP.

5(1) Public activism efforts are not always in pursuit of acquisition. Differentiated Corporate Strategy and Structure 1 Scale quickly and profitably through organic growth 3 5 Have a long-term partnership approach rather than short-term transactional one 2 4 Have flexible holding periods thanks to an open- ended investment time horizon 6Be a logical aggregator of select microcaps that fit Star’s acquisition criteria Similar to private equity, but with key distinctions allowing Star to: Leverage a mix of cash, debt, and preferred stock to offer flexible deal structures to counterparties Pursue both private and public acquisition targets, sometimes through activism (1) Medium-term Goals (~5-year) 1. Outperform the Russell 2000 Index 2. Get added to the Russell 2000 Index 6 Our Team Star’s corporate team is responsible for: • M&A • Strategy & Vision • Capital Allocation • Capital Markets & Bank Relationships • Management of the Investments Division • Public Company Duties • Compliance and Legal Allowing local management teams to focus on operations and growth opportunities Corporate Team Star’s Corporate Team consists of 13 people and functions similarly to a PE firm Star’s operating company teams are responsible for: • Operations • Organic Growth • EBITDA & Free Cash Flow Generation • Sourcing of Local M&A Opportunities Star seeks bolt-on and adjacent acquisitions to supplement organic growth at its operating companies Operating Companies Star’s Operating Companies comprise a global team of ~1,500 people operating across three sectors 7 Financial and Valuation Highlights (1) Figures are 2026E and based on Bloomberg consensus estimates. These are not company numbers but are provided for convenience. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, including Bloomberg consensus estimates, whether as a result of new information, future events or otherwise. Please refer to the section regarding "Forward-Looking Statements" on page 2 for more information. Stock price as of 1/28/2026. (2) Book value of common equity as of YE2025 (i.e., net of preferred stock at liquidation preference) based on Bloomberg consensus estimates. $0.89 2026E Adj. EPS $240M NOLs as of 12/31/2024 $242M 2026E Revenue $13M 2026E Adj. EBITDA Pro forma Financial Highlights (1) We believe STRR, as a stock, is undervalued on any measure (1): Price/Book (2): 0.8x FCF Yield: 10.1% Price/Earnings: 11.7x Levered Metrics (i.e., Based on Equity Value) 8 Capital Structure & Valuation Metrics (1) Includes restricted cash. (2) Book value as of 9/30/2025. (3) Gross book value of real estate. (4) Excluding operating leases. (5) Based on liquidation preference of $10.00 per share. (6) As of 12/09/2025. (7) As of 01/28/2026. (8) Estimated book value of common equity as of YE2025 (i.e., net of preferred stock at liquidation preference) based on Bloomberg consensus estimates. (9) Excluding operating leases. (10) Includes public and private investments. (11) Excluding operating leases, investments, real estate, and preferred stock. Note: preferred stock dividends of $2.4M per year need to be subtracted from unlevered cash flow when using this calculation of Adjusted EV. Capital Structure Select Valuation Metrics Book Value ("BV") (8) $44.1 M Market Capitalization (7) $39.3 M Preferred Stock (5) (6) $23.7 M Debt less Cash ("Net Cash") (2) ($5.6) M Enterprise Value (9) $57.4 M Preferred Stock (5) (6) ($23.7) M Investments (2) (10) ($10.7) M Real Estate (2) (3) ($10.2) M Enterprise Value (adjusted) (11) $12.8 M Cash (1) (2) $18.5 M Real Estate (2) (3) $10.2 M Public Investments (2) $2.7 M Private Investments (2) $8.0 M Total Debt on Operating Businesses (2) (4) $13.0 M Debt less Cash ("Net Cash") (2) ($ 5.6) M Preferred Stock (5) (6) $23.7 M Common Shares Outstanding (6) 3.8 M Stock Price (7) $10.44

How We Got Here www.starequity.com Who We Are ➢ How We Got Here Where We Are Going How We Are Going to Get There 10 August 2025 Transformational Merger (1) (1) Graphic depicts the business combination, not the actual legal structure. (2) As of 12/31/2024. On 08/22/2025, the two microcaps merged to form today’s company Star Operating Companies, Inc. (f.k.a. Star Equity Holdings, Inc. & NASDAQ: STRR until 08/22/25) Building Solutions Energy Services Investments Business Services $240M in NOLs (2) Hudson Global, Inc. (NASDAQ: HSON until 09/04/25) 11 Star’s M&A and Investing Transactions since 2022 (1) In 2023: Digirad Health, Inc. $40M valuation Sold Digirad Health, Inc. to PE-owned Catalyst MedTech (formerly TTG Imaging Solutions, LLC) Valuation Breakdown: • $27M Cash • $7M Note • $6M Equity Roll into NewCo In 2024: SDPI Investment ~35% return Generated when Superior Drilling Tools (NYSE: SDPI) was acquired by Drilling Tools International Corp. (NASDAQ: DTI) In 2025: SVT Investment ~340% return Generated when Servotronics, Inc. (NYSE: SVT) was acquired by TransDigm Group Inc. (NYSE: TDG) In 2023: Big Lake Lumber ($3.3M) (Bolt-on for Glenbrook; Minneapolis-based lumber yard) In 2024: Timber Technologies ($23.7M) (Adjacent to EdgeBuilder Glenbrook; Wisconsin-based glulam manufacturer) In 2025: Alliance Drilling Tools ($12.6M) (Platform in Oil Field Services space with locations in Rockies and Texas) Transformational Transaction In 2025: Merger with Hudson Global Asset Sales Acquisitions Investments (1) Slide refers to transactions completed by Star Operating Companies, Inc., formerly known as Star Equity Holdings, Inc. prior to 08/22/2025. Where We Are Going www.starequity.com Who We Are How We Got Here ➢ Where We Are Going How We Are Going to Get There

13 Grow Our Business Via a Three-Pronged Growth Strategy (1) Based on Bloomberg consensus estimates. Star assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, including Bloomberg consensus estimates, whether as a result of new information, future events or otherwise. See slide 2 for more information. (2) We expect our revenue to grow 10-15% per year on average over the next 5 years and Adj. EBITDA to grow faster than that rate, excluding acquisitions. See slide 23 for more detail. Invest in growth ideas and operational improvements Adj. EBITDA Goals: • $13M 2026E (1) • $40M by 2030 (2) Grow Organically Select microcaps that could be: •Acquisition targets • Strategic investments Make Targeted Investments Acquire private and / or public companies Use cash, debt, and/or preferred stock for M&A Grow Via Acquisitions 14 Star’s M&A Opportunity Set (1) Data according to Bloomberg. (2) According to Ballard Spahr LLP. (3) According to the Kreischer Miller Family Business Survey. Public Companies • Over 3,000 public companies with less than $30M of EBITDA in the US (1) o Costs and complexities of being public keep rising o Star is a logical aggregator of select micro-caps, where public company and redundant overhead costs can be eliminated, creating value for shareholders Private Companies • Large subset of high-quality, privately owned small businesses with ownership seeking an exit • Demographic trends such as the “Silver Tsunami” of baby boomer retirements suggest an increase in business ownership transitions o An est. 12 million baby boomers own private businesses in the U.S.; approx. 4 million have annual revenue of $5 - $100M (2) o ~45% of family-owned businesses lack a succession plan (3) Actively seeking both public & private acquisition opportunities to complement our organic growth 15 Characteristics - What We Are Looking For (M&A) 1. Low maintenance capex / asset-lite business models 2. Significant organic growth opportunities / growing industries 3. Focus on B2B 4. Fragmented markets / availability of bolt-on acquisition targets 5. Excellent local operating management teams 6. Owner mentality (insiders own approx. 35% of shares) (1) Characteristics of Star’s operating businesses and acquisition targets: Existing Star Verticals (highest priority): • Building Solutions / Housing / Building Materials • Staffing / Business Services • Energy Services Potential New Verticals for Star: • Transportation / Logistics • Industrials / Manufacturing • Materials • NO start-ups or VC-type situations We are looking to acquire businesses generating $10-$50M in Revenue with >$2M of EBITDA in the following industries: (1) Excluding warrants. How We Are Going to Get There www.starequity.com Who We Are How We Got Here Where We Are Going ➢ How We Are Going to Get There

17 ✓ Increase KBS’s modular manufacturing capacity and output ✓ Explore opportunities to re-open idle Oxford, Maine plant ✓ Expand presence in each of KBS, EBGL, and TT’s markets by increasing output and adding new products and services Near-Term Financial Goals: Long-term Financial Goals by Company: Mid-teens annual revenue growth (exceeding 2019 - 2024 CAGR of 6.3%) High single-digit annual revenue growthHigh single-digit annual revenue growth (exceeding 2019 - 2024 CAGR of 8.0%) & Division-wide goal of 10%+ annual revenue growth with gross margins of 25%+ Implies 2030E Revenue of $100M+, Gross Profit of $25 - $30M, and Adj. EBITDA of $15 - $20M (1) Building Solutions: Future Goals (1) We are unable to reconcile our 2026 and long-term reported net income estimate to our 2026 and long-term adjusted EBITDA estimate because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures. 18 Business Services: Historical Trends & Future Goals 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 0 20 40 60 80 100 120 140 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 A d j. E B IT D A M ar gi n G ro ss P ro fi t (“ Fe e R ev e n u e ”) $ M Hudson Talent Solutions GP & Adj. EBITDA Margin (1) Gross Profit Adj. EBITDA Margin Growth Drivers (‘18 – ’22): ~50% organic growth ~50% acquisitions (~30% Adj. EBITDA Margin on incremental GP) Drivers of Decline (’22 – ’25): ~$20M Tech Sector Decline ~$10M Fortune 500 Hiring Volumes (2) (1) Adjusted EBITDA is a non-GAAP number. For more information and reconciliations of non-GAAP measures, see slide 39. (2) YTD Sept. 2025 results annualized; (3) Based on Bloomberg consensus estimates. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, including Bloomberg consensus estimates, whether as a result of new information, future events or otherwise. See slide 2 for more information. (3) We believe HTS can return to and exceed its 2022 performance in the coming years $ 99.2 $ 42.1 19 64% 21% 9% 7% Revenue Streams (1) (% of Total Revenue) Rental Sale Replacement Service ✓ Strategic investments to meet rising demand for ADT’s services, expand its operational capacity, service more rigs, and unlock substantial revenue potential ✓ Seeking bolt-on acquisitions Energy Services: Revenue Breakdown and Future Goals (1) September 2025 TTM revenue breakdown. Revenue Breakdown Oil & Gas Mining, Waterwells, Geothermal, Hydrogen Revenue by End-Market (1) Near-Term Financial Goals 68% 32% Goal of 10% annual revenue growth and scaling to $10M+ in Adj. EBITDA 20 Private Investments • Star Equity Investment Holdings retains private company debt and minority equity interests • Makes strategic investments including potential acquisition targets or JV partners Investments: $20 - $30M of Potential Value to Be Unlocked Real Estate • Owns, manages, and finances real estate assets of operating companies • Negotiates standalone financing to optimize financial leverage and cost of capital • Executes sale-leaseback transactions on owned real estate when attractive to do so Public Investments • Star Equity Fund (“SEF”) manages public equity portfolio • Focuses on impact investments to unlock latent value • Could use activist approach in certain situations • Makes strategic investments including potential acquisition targets or JV partners Estimated Value $10 - $12M (1) Estimated Value $8 - $13M (1) (2) Portfolio Value $2.7M (1) (1) As of 9/30/2025, and evaluated quarterly. (2) Lower end of valuation is book value as of 9/30/2025; higher end includes original (unimpaired) value of Catalyst Equity.

21 Real Estate Assets Held Separately from OpCos to Facilitate Value Creation Big Lake, Minnesota – Glenbrook Facility 22,300 sq ft (sold for $2.7M) (1) Value estimated as of 9/30/2025. Currently Owned - Portfolio Value 5 Facilities $10 - $12 Million (1) South Paris, Maine – KBS Facility 85,000 sq ft (sold for $5.6M) Waterford, Maine 61,900 sq ft facility (sold for $1.2M) Prescott, Wisconsin – EBGL Facility 34,200 sq ft (sold for $2.6M) Sold / Leased Back Facilities Sold Oakdale, Minnesota 10,800 sq ft Leased - EBGL Facilities Hudson, Wisconsin 22,800 sq ft Oxford, Maine KBS Facility - Idle 90,000 sq ft Colfax, Wisconsin Timber Tech Facility 89,000 sq ft Evanston, Wyoming ADT Corporate HQ 21,400 sq ft Vernal, Utah ADT Sales & Service Facility 6,950 sq ft Midland, Texas ADT Sales, Service, & Repair Facility 5,000 sq ft Investments: Real Estate Assets 22 Private Investments Book Value (1) Catalyst MedTech Note (3) $6.3 Million Catalyst MedTech Equity (3) $1.0 Million MDOS Note $0.7 Million Total $8.0 Million (1) As of 9/30/2025. (2) SEF, LP stands for Star Equity Fund, LP (website: starequityfund.com). (3) Catalyst MedTech common equity and seller note relate to the sale of Digirad Health in May of 2023. Original book value of Note including PIK interest totals $8.8M. Original book value of Catalyst MedTech equity was $6.0M. Long-Term Financial Goals • Create value across portfolio of public and private investments • Pursue additional sale-leasebacks and other financings to unlock latent value of real estate assets Near-Term Financial Goals • Monetize real estate assets to optimize financial leverage and cost of capital across operating divisions • Make strategic investments in public equities undergoing or poised for change Public Investments Portfolio Value (1) SEF, LP Public Equities (2) $2.7 Million Investments: Portfolio & Future Goals 23 Adj. EBITDA Build-Up by Segment (3) We are unable to reconcile our 2026 and long-term reported net income estimate to our 2026 and long-term adjusted EBITDA estimate because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures. Please refer to the section regarding "Forward-Looking Statements" on page 2 for more information. (1) Pro Forma Q3 2025 results annualized. See slide 40 for more detail. (2) Excluding acquisitions, we believe in our ability to • Grow revenue 10-15% per year on average over the next 5 years • Grow Adj. EBITDA faster than that rate ($ in millions) 2025E (1) 2030E Goal (2) (3) Building Solutions $10.5 $15.0 - $20.0 Business Services 6.8 25.0 - 30.0 Energy Services 4.0 5.0 - 10.0 Investments 1.6 ~1.0 Segment Sub-Total $22.9 ~$48.0 Corporate Costs (10.6) ~(8.0) Total Adj. EBITDA $12.4 ~$40.0 Segment Adj. EBITDA Build-Up 24 Capital Utilization & Asset Monetization Preference for using non-convertible preferred stock for acquisitions rather than common stock Eventual monetization of $20M+ of non-cash generating assets (real estate & investments) Opportunistic share repurchases (approx. $10M since 2020); including recent ~8% block purchase

25 Conclusions 1. We are building a diversified, scalable multi-platform portfolio with attractive growth, margins, and ROIC 2. We believe we are positioned to grow Adj. EBITDA from $13M in 2026E (1) → $40M by 2030 (2) i. NOLs provide a tax-efficient structure to convert EBITDA growth into free cash flow 3. We believe in our ability to monetize $20M+ of non-cash generating assets 4. We will continue to evaluate acquisition targets that are Bolt-ons/Adjacents/New Verticals i. Any acquisitions would be additive to organic growth forecast of $40M in Adj. EBITDA by 2030 (2) ii. Focus on growing our current platform companies 5. We aim to get added to and outperform the Russell 2000 Index over the medium term We believe Star is positioned to DELIVER STRONG SHAREHOLDER RETURNS through a combination of ORGANIC GROWTH, ACQUISITIONS, AND ASSET OPTIMIZATION (1) Based on Bloomberg consensus estimates. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, including Bloomberg consensus estimates, whether as a result of new information, future events or otherwise. See slide 2 for more information. (2) See slide 23 for more detail. www.starequity.com Appendix 27 Case Study: Former Healthcare Division* Telerhythmics Sale $2 Million Reorganization Margins DMS Sale $18.8 Million MDOS Sale $1.4 Million DHI Sale (1) $40 Million Real Estate Sales $1 Million Feb 2021 Mar 2021 May 2022 May 2023Oct 2018Sept 2018 Since announcing its transition to a diversified holding company in September 2018, Star Equity streamlined its Healthcare division through non-core asset sales and improved performance at its core business with its May 2022 reorganization, culminating in the sale of Digirad Health (“DHI”) in May 2023. The DMS acquisition in 2016 came with non-core real estate assets that were sold off over time, which could happen again with future acquisitions. Unlocking Significant Value for Shareholders $63.2 million of value realized through portfolio optimization (1) DHI sold for $40 million despite STRR market cap being $10 million at the time * Eliminated in mid-2023 following the sale of Digirad Health (Medical Devices Business Unit) 28 Outcome – 2025 Unlocked Significant Value SVT acquired by TransDigm for $47/share • 357% premium over the pre- announcement share price Transaction Benefits • SVT gained access to financial resources and customer relationships, accelerating growth • TransDigm has a long history of integrating and scaling businesses like SVT SEF Invested in 2022 Pushed for Change • SEF campaign resulted in: 1. Termination of poison pill 2. Resignation of several unqualified long-tenured directors 3. Appointment of a new CEO, CFO, and two independent board members 4. Divestiture of a legacy segment, allowing focus on its higher-margin core ATG segment 5. Initiation of an internal review to seek strategic alternatives Prior SEF Involvement in 2021 • Frustrated shareholders due to o Poor financial performance o Poor corporate governance o Lack of communication from the board • SEF recognized SVT’s strong business fundamentals o Believed value could be unlocked by aligning leadership and shareholders’ goals Case Study – Servotronics Inc. (“SVT”) SVT: designer and manufacturer of precision control components for the aerospace, industrial, and defense markets SEF owned approximately 6% of the common stock of SVT prior to TransDigm’s acquisition SEF realized ~340% return on its investment

29 Other Publicly-Traded Holding Companies Small Cap: Ticker Market Cap (1) Business Highlights Elah Holdings Inc. ELLH 11 • Co-sponsored by funds managed by 210 Capital and Goldman Sachs Asset Management; significant NOLs • Seek to acquire profitable businesses in the commercial & industrial markets BBX Capital Corp BBXIA 49 • Real estate development and logistics development • Chocolate and confectionary products INNOVATE Corp VATE 76 • Infrastructure, life sciences and broadcasting Aimia Inc. AIMFF 201 • Specialty chemicals • Synthetic rope and netting solutions SWK Holdings Corp SWKH 210 • Financial services for life science companies, including royalty-related financing B. Riley Financial Inc. RILY 288 • Financial services • Brand Licensing • Telecom, VOIP, and Technology services Crawford United Corp CRAWA 291 • Aerospace manufacturing & metal, silicone, and hydraulic hoses • Air handling and energy efficient solutions Acacia Research Group ACTG 369 • Technology, energy, and industrial/manufacturing sectors • Holds significant legacy IP assets Boston Omaha Corp(2) BOC 377 • Broadband, Insurance, outdoor advertising services, and asset management Compass Diversified Holdings CODI 482 • Consumer goods manufacturing and industrial manufacturing Peer Group Average iShares Russell 2000 ETF IWM (1) Based on data as of 1/28/26 - $ in millions. (2) Incentive fees paid to management teams. 30 $28.9 $48.0 $57.1 $45.8 $53.4 $71.9 $- $10 $20 $30 $40 $50 $60 $70 $80 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025E Revenue ($ in millions) $4.0 $3.0 $12.7 $12.2 $11.3 $17.9 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025E Gross Profit ($ in millions) $0.7 ($2.7) $6.3 $4.4 $3.1 $7.0 $(4) $(2) $- $2 $4 $6 $8 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025E Non-GAAP adj. EBITDA ($ in millions) (1) Gross Margin: FY 2020: 14.0% FY 2021: 6.3% FY 2022: 22.2% FY 2023: 26.5% FY 2024: 21.1% FY 2025E: 24.9% (1) Adjusted EBITDA is a non-GAAP number. Reconciliations of non-GAAP measures can be found in the appendix to this presentation – see slide 41. (2) Q3 2025 YTD results annualized. (2) (2) (2) Building Solutions: Recent Financial Highlights 31 Building Solutions: Backlog Historical Backlog (USD in thousands) Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Beginning Backlog (1) $ 13,957 $ 19,567 $ 17,190 $ 27,913 $ 25,739 (+) New Orders $ 19,273 $ 14,718 $ 22,841 $ 18,223 $ 15,680 (-) Recognized Revenue $ 13,663 $ 17,095 $ 12,118 $ 20,398 $ 21,387 Ending Backlog $ 19,567 $ 17,190 $ 27,913 $ 25,739 $ 20,032 LTM Book to Bill Ratio 0.95 1.23 1.19 1.01 (1) Backlog defined as future revenue under contract. Backlog Remains Steady as Teams Continue Generating New Sales 32 Business Services: Acquisition & Investment History ACG Japan Jul. 2025 Coit Group Oct. 2020 Karani Oct. 2021 Hunt & Badge Aug. 2022 Nov. 2023 Executive Solutions Mar. 2024 Striver Apr. 2024 CMRG Aug. 2025 Expanded into the tech sector Expanded into India and Philippines Further expansion in India Increased market presence in Southeast Asia Entered UAE market Solidified position in Middle East market Entered Japan market Expanded employer branding and talent engagement capabilities A series of smaller acquisitions to broaden Hudson Talent Solutions’ (“HTS”) geographic reach and service offering, making HTS a truly global, total talent solutions provider Hudson Singapore Management Restructure Jake Zabkowicz becomes CEO • Added Tech Sector Focused Team • Added India & Manila Back Office • Increased presence in Singapore & Southeast Asia • Added Middle East, Japan, LatAm • Added Employer Branding/Marketing Hired LatAm Team Hired Digital Team

33 Business Services: Historical Trends & Potential Outlook Cont. In addition to filling in new geographic areas and capabilities, HTS has been investing heavily in sales, marketing, and technology 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 0 20 40 60 80 100 120 140 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 A d j. E B IT D A M ar gi n G ro ss P ro fi t (“ Fe e R ev e n u e ”) $ M Gross Profit Adj. EBITDA Margin Excl. Growth Investment Expenses Adj. EBITDA Margin (2) (3) $ 99.2 $ 42.1 (1) (1) Adjusted EBITDA is a non-GAAP number. For more information and reconciliations of non-GAAP measures, see slide 39. (2) YTD Sept. 2025 results annualized; (3) Based on Bloomberg consensus estimates. The Company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, including Bloomberg consensus estimates, whether as a result of new information, future events or otherwise. See slide 2 for more information. 34 Interim Goal #1 Longer-Term Goal #2 $100 million $200 million $20 million $50 million Gross Profit Adj. EBITDA Hudson Talent Solutions Performance Goals: Could be achieved organically in the next few years Timeline could be accelerated significantly by partnering with a growth capital provider o At $200 million of gross profit, Hudson Talent Solutions could generate ~$50 million of adjusted EBITDA (2) o An external growth capital investment could be a “win-win-win” for a future capital provider, the Hudson Talent Solutions management team, and Star shareholders Business Services: Future Goals We believe that future growth will deliver ~30% incremental Adj. EBITDA margins (1) (2) We are unable to reconcile our 2026 and long-term reported net income estimate to our 2026 and long-term adjusted EBITDA estimate because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures. Please refer to the section regarding "Forward-Looking Statements" on page 2 for more information. (1) Defined as Adj. EBITDA divided by Gross Profit. 35 Alliance Drilling Tools (“ADT”) is a drilling equipment company engaged in the rental, sale, and repair of downhole tools Energy Services: Overview Sales, Service & Logistics (Casper, WY) ADT’s facilities are located in two key markets: Water Wells Mining Geothermal Oil & Gas Corporate HQ (Evanston, WY) Sales & Service (Vernal, UT) Rocky Mountain Region ~60% of 2024 Revenue Sales, Service, Repair & Rebuild (Midland, TX) Texas ~40% of 2024 Revenue ADT serves the following end-markets:• Unique business model providing mission-critical products and high-margin sales • Operates in highly specialized industry with high barriers to entry • Diversified revenue streams, client base, and geographic footprint 36 Jake Zabkowicz Global CEO 11 years of extensive global leadership as well as operational and business development expertise in the talent acquisition industry Thatcher Butcher President Over 20 years of experience with building and construction industry Over 25 years of building and construction experience with positions in independent sales, sales management, business development, and general management Scott Jarchow President Over 20 years of experience in management of drilling equipment supply for the oil and gas, geothermal, mining, and water-well industries Ryan Thomas President Tom Niska / Dale Schiferl Co-Operators Over 50 years of combined experience in the manufacturing of engineered wood products, Glulam beams and columns for agricultural, commercial, and residential applications. Building SolutionsBusiness Services Energy Services Business Segment Operating Teams

37 Star’s corporate team is responsible for: - M&A - Strategy & Vision - Capital Allocation - Capital Markets & Bank Relationships - Management of the Investments Division - Public Company Duties - Compliance and Legal Allowing operating management to focus on operations and growth opportunities Led by Highly Experienced Management Team Jeffrey Eberwein Chief Executive Officer • Over 30 years of Wall Street experience • Founder and CEO of Lone Star Value Management • Former Portfolio Manager at Soros Fund Management and Viking Global Investors • MBA from The Wharton School and a BBA from The University of Texas Richard Coleman Chief Operating Officer • Over 45 years of executive leadership experience including as CEO of 3 public companies • Extensive experience in technology management, operational excellence, acquisitions, and as a public company board member • MBA from Golden Gate University and a BS in Management from the US Air Force Academy • Over 9 years of M&A and investing experience • Previously worked as a research analyst at Lone Star Value Management, responsible for securities analysis spanning a variety of sectors and investment strategies • Master’s degree in Behavioral Economics and a BS in Applied Economics & Management from Cornell University Shawn Miles Executive Vice President – Finance • Over 25 years of finance experience • Served in variety of finance and control roles at PepsiCo from 2001 to 2018 • Held director roles in Financial Reporting, Financial Analysis, and Technical Accounting and Policy at PepsiCo • Certified Public Accountant Matt Diamond Chief Accounting Officer • Over 20 years of legal and accounting experience across a variety of industries • Served on the board of several public companies • Prior adjunct Professor within the International Tax and Financial Services program at Thomas Jefferson School of Law • LLM in Tax from NYU School of Law, a JD from St. Thomas University School of Law; BBA in Accounting from Middle Tennessee State University Hannah Bible Chief Legal Officer Corporate Secretary 38 Highly Experienced Board Jeffrey Eberwein Chief Executive Officer & Director • Over 30 years of Wall Street experience • Founder and CEO of Lone Star Value Management • Portfolio Manager at Soros Fund Management and Viking Global Investors • Served as chairman of several public boards • Over 15 years of small-to-mid-size company banking experience • Founder and CEO of JPalmer Collective • Former CEO of eCapital Asset Based Lending Jennifer Palmer Independent Director Louis Parks Independent Director • Over 35 years of investment management and board experience • Managing Member, COO & CFO at Tyro Capital Management, LLC • Served on several public and private boards Todd Fruhbeis Independent Director • Over 25 years of capital markets experience • Private Investor • Former Head of Structured Product Sales and Equity Derivative Sales – Americas at HSBC Mimi Drake Board Chair & Independent Director • Over 30 years of investment management and portfolio management experience • Co-CEO of Permit Capital Advisors, LLC • Served as Founding Board Member of 100 Women in Finance • Served on several public and private boards Connia Nelson Independent Director • Over 30 years of human capital management experience • Former SVP & Chief HR Officer of LifeWay Christian Resources • Former SVP – Human Resources of Verizon Communications, Inc. • Served on several private boards Robert Pearse Independent Director • Over 30 years of corporate strategy and governance experience • Managing Partner of Yucatan Rock Ventures • Served on several public boards 39 Reconciliation of Non-GAAP Financials 1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based compensation expense, and other non-recurring items (“Adjusted EBITDA”) are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. 2. We are unable to reconcile our 2026 and long-term reported net income, reported earnings per share, or adjusted earnings per share estimates to our 2026 and long-term adjusted EBITDA or adjusted earnings per share estimates because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures. Reconciliation of Hudson Talent Solutions ("HTS") Adjusted EBITDA Margin Annualized In 000s 2018 2019 2020 2021 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Q3 2025 HTS Gross Profit 42,104 43,566 39,081 68,157 99,210 80,267 70,152 16,398 18,635 18,630 71,551 HTS Net Income (Loss) (5,266) (842) (1,243) 3,227 7,129 2,198 (4,770) (1,756) (688) 316 (2,837) Provision for income taxes 99 (540) 535 1,117 2,331 370 1,300 32 345 3 507 Interest income, net (298) (617) (149) (33) (83) (372) (360) (71) (54) 128 4 Depreciation and amortization 16 85 179 597 1,378 1,467 1,361 283 245 350 1,171 Non-operating expense (income) 248 338 (1,789) 83 (40) (813) 21 71 186 207 619 Stock-based compensation expense 1,306 961 737 2,424 2,318 1,469 1,280 386 243 227 1,141 Non-recurring severance and professional fees - 1,072 1,283 660 717 1,211 2,071 387 1,039 460 2,515 Compensation expense related to acquisitions - - 91 1,969 2,651 338 - - - - - Less: Corporate 8,059 4,081 3,295 3,450 3,715 3,704 3,429 894 882 - 2,368 HTS Adjusted EBITDA 4,164 4,538 2,939 13,494 20,116 9,572 4,332 226 2,198 1,691 5,487 HTS Adjusted EBITDA Margin % 9.9% 10.4% 7.5% 19.8% 20.3% 11.9% 6.2% 1.4% 11.8% 9.1% 7.7% Growth Investment Expense 3,180 2,219 Adjusted EBITDA Excl. Growth Investment Expenses 7,512 7,706 HTS Adjusted EBITDA Marging % Excl. Growth Investment Expenses 10.7% 10.8% Historical Annual Historical Quarterly 40 Reconciliation of Pro Forma Non-GAAP Financials (1) Pro forma Building Solutions, Energy Services, and Investments results for the full third quarter of 2025 as opposed to August 22, 2025 through September 30, 2025. These results are compared to Building Solutions and Investments division results from Star Operating Companies, Inc. for the third quarter of 2024. No comparison is provided for Energy Services as that division did not exist at Star Operating Companies, Inc. until March 2025. (2) EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA is a non-GAAP measure defined as earnings before interest, income taxes, depreciation and amortization, non-operating income, stock-based compensation expense, and other items such as non-recurring severance and professional fees. QTD 9.30.2025 Proforma Building Solutions Business Services Energy Services Real Estate and Investments Star Equity Corporate Total Net income (loss) $ 1,741 $ 316 $ 547 $ 191 $ (4,647) $ (1,852) Depreciation and amortization 605 350 409 75 10 1,449 Interest (income) expense 160 128 67 (193) (157) 5 Income tax (benefit) provision 1 3 - - 245 249 EBITDA $ 2,507 $ 797 $ 1,023 $ 73 $ (4,549) $ (149) Non-operating expense (income), including corporate administration charges - 207 (24) (261) (264) (342) Stock-based compensation expense 11 227 - - 190 428 Interest income - - - 336 - 336 Non-recurring expenses 99 460 12 264 1,985 2,820 Adjusted EBITDA (loss) 2,617$ 1,691$ 1,011$ 412$ (2,638)$ 3,093$ Annualized Pro Forma Adjusted EBITDA (loss) 10,467 6,764 4,043 1,646 (10,553) 12,370

41 1. Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) and non-GAAP earnings before interest, income taxes, depreciation and amortization, non-operating income (expense), stock-based compensation expense, and other non-recurring items (“Adjusted EBITDA”) are presented to provide additional information about the Company's operations on a basis consistent with the measures which the Company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, or other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Furthermore, EBITDA and Adjusted EBITDA as presented above may not be comparable with similarly titled measures reported by other companies. 2. We are unable to reconcile our 2025 and long-term reported net income estimate to our 2025 and long-term adjusted EBITDA estimate because we are unable to predict the long-term impact of foreign exchange or the mark-to-market net impact on commodity derivatives due to the unpredictability of future changes in foreign exchange rates and commodity prices. Therefore, we are unable to provide a reconciliation of these measures. Reconciliation of Non-GAAP Financials Reconciliation of Building Solutions Adjusted EBITDA In 000s FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 9M 2025 Net Income (Loss) (2,883) (7,488) 2,875 2,517 (1,578) 1,963 Provision for income taxes 40 - (88) (288) - 1 Interest expense, net 910 509 416 84 504 505 Depreciation and amortization 2,172 1,931 1,974 2,070 3,338 2,583 Unrealized (gains) losses on derivatives - (664) 768 (123) 25 (4) Losses (gains) on sale of assets - - - - 18 - Bargain purchase gain - - - (345) - - Write off of leases and intangibles - 393 - 240 (105) - Goodwill impairment 436 3,359 - - - - Stock-based compensation expense - 6 21 32 39 33 Non-recurring severance and professional fees - - - - - 36 Financing costs 68 449 355 142 24 45 SBA PPP Loan forgiveness - (1,220) - - - - Purchase accounting adjustments/acquisition expenses 65 786 79 Building Solutions Adjusted EBITDA 743 (2,725) 6,321 4,394 3,051 5,241 FY 2025E Adj. EBITDA (9M 2025 Annualized) 6,988 42 Contact Us Jeff Eberwein CEO Rick Coleman COO Shawn Miles EVP – Finance admin@starequity.com Investor Relations The Equity Group Inc. Lena Cati Senior Vice President 212-836-9611 / lcati@theequitygroup.com